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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 3, 2005


                                  K-FED BANCORP
                                  -------------
             (Exact name of registrant as specified in its charter)


           Federal                    000-50592              20-0411486
           -------                    ---------              ----------
(State or other jurisdiction         (Commission         (I.R.S. Employer
      of incorporation)                File No.)         Identification No.)


1359 N. Grand Avenue, Covina, CA                               91724
--------------------------------                               -----
(Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (626) 339-9663


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 3, 2005, K-Fed Bancorp issued a press release disclosing its September 30, 2005 financial results.

A copy of the press release is included as Exhibit 99.1 to this report.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(A) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED: None

(B) PRO FORMA FINANCIAL INFORMATION: None

(C) EXHIBITS:

        Exhibit 99.1- Press Release

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  K-FED BANCORP


Date: November 3, 2005                By: /s/ Kay M. Hoveland
                                          -------------------
                                              Kay M. Hoveland
                                              President and Chief Executive
                                                Officer